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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           H. F. AHMANSON & COMPANY
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

PROXYGRAM SERVICES                                            WESTERN
500 EIGHTH AVENUE                                               UNION MAILGRAM
NEW YORK, NY 10018

04/03/97    21:35:55


James A Sample
Churchill Communications Corp.
Sample Mailgram
B:\3121.ASC 8454 04/03/97 20:52:18
123 Main Street
Anywhere, NY 12345-1234

CONFIDENTIAL IDENTIFICATION NUMBER: [CIN]
(Your identification number is confidential. It is to assure the operator of your identity.)

Dear Great Western Stockholder:

You should be aware of an important development in the Ahmanson consent solicitation. On April 2, 1997, Institutional Shareholder Services (ISS), a leading advisory firm on corporate governance issues, recommended that Great Western stockholders support four of the five Ahmanson consent proposals. Included among the proposals ISS recommended are proposals that call on Great Western to negotiate with Ahmanson as it has with other bidders and that would require Great Western to hold its annual stockholders' meeting by May 6th.

In making its recommendations, ISS stated:*

"We believe shareholders should have the right to have a competing offer thoroughly considered by the board."

"The proposal does not ask that the GWF board agree to merge with HFA, but only that it agree to negotiate. As it has negotiated with other parties, we do not believe such discussions would negatively impact the company."

"By indefinitely postponing its annual meeting, the GWF board is manipulating the process of annual elections to push the progress of its merger with WAMU regardless of any other offer."

ISS's recommendation clearly supports Ahmanson's view that these consent proposals will create a level playing field for bidders, which is in the best interests of Great Western stockholders.
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PAGE 2                                                     WESTERN
                                                             UNION MAILGRAM

With respect to Ahmanson's March 31 statements regarding the consent solicitation, the consents Ahmanson has received to date do not yet represent a majority of the shares and stockholders may continue to vote or change their vote by executing a later dated consent or revocation prior to the time valid consents representing more than 50 percent of the outstanding shares are presented to Great Western.

We urge you to support the Ahmanson consent proposals by promptly voting TODAY.

REMEMBER: A NON-VOTE IS A NO VOTE - WHICH IS NOT IN YOUR INTEREST.
                                             ---

                                  VOTE TODAY.
                                  -----------

PLEASE VOTE BY SENDING A TOLL-FREE PROXYGRAM NOW - YOUR VOTE IS IMPORTANT, AND IT WILL ONLY TAKE A MOMENT OF YOUR TIME.

Thank you for your support.

Sincerely,

Charles R. Rinehart
Chairman of the Board
  and Chief Executive Officer
H. F. Ahmanson & Company

* The consent of ISS to the use of quotations from its report as soliciting material has not been obtained.

        TOLL-FREE PROXYGRAM OPERATORS ARE AVAILABLE TO ASSIST YOU NOW!!

                                 INSTRUCTIONS

1. Call Toll-Free 1-800-521-8454 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3121 and how you want to vote on each proposal.

3. H. F. Ahmanson & Company recommends a vote FOR each proposal. If you do not indicate how you want to vote, your shares will be voted FOR each proposal.
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PAGE 3                                                     WESTERN
                                                             UNION MAILGRAM

4.   State your name, address and telephone number.

5. State your confidential identification number and number of shares as shown below:

     CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>

     NUMBER OF SHARES: <NUMSHARES>

If you need assistance in voting, call MacKenzie Partners, Inc. at 1-800-322-2885.

             SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF")
                 COMMON STOCK HELD BY H.F. AHMANSON & COMPANY
              ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS
           AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON
             AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR
                CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY
                                OF THEM AND GWF

Ahmanson and certain other persons named below may solicit proxies (a) to elect three nominees and one or more alternate nominees (the "Nominees") as directors of GWF at the annual meeting of stockholders of GWF to be held on a date to be announced (the "Annual Meeting") and (b) in favor of the adoption at the Annual Meeting of a non-binding stockholder resolution and seven proposals to amend the By-laws of GWF. Ahmanson and certain other persons named below are also soliciting consents from stockholders of GWF to approve proposals, without a stockholders' meeting, to adopt a non-binding resolution of stockholders and amendments to the By-laws of GWF. The participants in this solicitation may include Ahmanson; the directors of Ahmanson (Byron Allumbaugh, Harold A. Black, Richard M. Bressler, David R. Carpenter, Phillip D. Matthews, Richard L. Nolan, Delia M. Reyes, Charles R. Rinehart, Frank M. Sanchez, Elizabeth A. Sanders, Arthur W. Schmutz, William D. Schulte, and Bruce G. Willison); the following executive officers and employees of Ahmanson or its subsidiaries: Kevin M. Twomey (Senior Executive Vice President and Chief Financial Officer), Madeleine
A. Kleiner (Senior Executive Vice President, Chief Administrative Officer and General Counsel), Anne-Drue M. Anderson (Executive Vice President and Treasurer), Tim S. Glassett (First Vice President and Assistant General Counsel), Linda McCall (Senior Vice President and Director of Corporate Taxes), Stephen A. Swartz


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PAGE 4                                                     WESTERN
                                                             UNION MAILGRAM

(Senior Vice President and Director of Investor Relations), Barbara Timmer (Senior Vice President and Director of Government and Legislative Affairs), Mary
A. Trigg (Senior Vice President and Director of Public Relations), Eric Warmstein (Senior Vice President and Director of Corporate Development), Samantha Davies (Vice President of Public Relations), Adrian Rodriguez (Vice President of Public Relations), and Peter Bennett (Assistant Vice President of Public Relations); and the following Nominees: Lawrence A. Del Santo, Robert T. Gelber, Wolfgang Schoellkopf, Hugh M. Grant and John E. Merow.

As of April 3, 1997, Ahmanson is the beneficial owner of 3,134,100 shares of GWF Common Stock. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock.

Other than set forth herein, as of April 3, 1997, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by any affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation. Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of April 3, 1997, CSFB held a net long position of 4,824 shares of GWF common stock and Montgomery held no shares of GWF common stock.

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PAGE 5                                                     WESTERN
                                                             UNION MAILGRAM



Except as disclosed above, to the knowledge of Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson who may participate in this solicitation or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.